                      UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549


                        FORM 8-K


                     CURRENT REPORT
          Pursuant to Section 13 of 15(d) of the
              Securities Exchange Act of 1934


            Report for Event: March 11, 1997


               OIL RETRIEVAL SYSTEMS, INC.
--------------------------------------------------------------
  (Exact name of registrant as specified in its charter)

    Arizona                0-5169              95-2782920
--------------------------------------------------------------
(State of other         (Commission         (IRS Employer
 jurisdiction of          File No.)          Identification
 incorporation)                                   No.)


5020 Collinwood Avenue, Suite 201, Fort Worth, Texas 76102
--------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number:  (817) 732-8739

           Sawyer-Adecor International, Inc.,
          9608 Windham Court, Stockton CA 95209
--------------------------------------------------------------
(Former name or former address, if changed since last report.)



             This Report Consists of 6 Pages

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

4,986,449 shares of common "A" stock and 52,271 shares of preferred "A" convertible to shares of common stock have been issued to Oil Retrieval Systems, Inc., a Nevada Corporation in exchange for all assets and liabilities of Oil Retrieval Systems, Inc.

ITEM 2.  ACQUISITION ON DISPOSITION OF ASSETS

For stock as set forth on Item 1 hereinabove the Registrant acquired all assets, and liabilities of a manufacturing facility located in Fort Worth, Texas which designs, manufactures and sells portable swabbing units to the oil and gas industry. The total liabilities and stockholders' equity is $3,396,000. The registrant intends to continue the portable swabbing business dedicated to servicing the oil and gas industry.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 5.  OTHER EVENTS

Upon shareholder approval of the acquisition, on March 11, 1997, Mr. M.O. Rife, III became the new Chairman and President. In addition, Mr. Joe Bill Bennett, and Mr. Thomas Schliem became members of the Board of Directors. With shareholder approval, the name of the Registrant was changed to Oil Retrieval Systems, Inc. With shareholder approval the principal office of the Registrant was changed to, 5020 Collinwood Avenue, Suite 201, Fort Worth, Texas 76102. With shareholder approval, the Registrant increased its authorized shares of common stock to 100,000,000 shares.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     7a. Required audited financial statements will be provided within 60 days of time this Form 8-K is filed.

     7b. ProForma financial information as attached hereto as Exhibit-A and incorporated herein.

     7c.  Exhibit Index attached.

                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil Retrieval Systems, Inc.
Formerly known as; Sawyer Adecor International, Inc.
(Registrant)




Dated: March 11, 1997       By: /s/Joe Bill Bennett
                                ----------------------
                                Joe Bill Bennett
                                Vice President/Director

                     EXHIBIT LIST


1.  Exhibit A -- Pro Forma Financial Statement


             OIL RETRIEVAL SYSTEMS, INC.
        PROJECTED INCOME STATEMENTS FOR THE YEAR
               ENDED DECEMBER 31, 1997

PROJECTED REVENUES
  Sale of units <F1> <F2> <F3>                     $3,850,000
                                                   -----------
  Total projected revenues                         $3,850,000

PROJECTED COST OF REVENUES
  Cost of units                                    $2,000,000
                                                   -----------
  Total projected cost of revenues                 $2,000,000

      PROJECTED GROSS PROFIT                       $1,850,000

GENERAL AND ADMINISTRATIVE EXPENSES
  Projected general and administrative
   expenses for the year 1997                      $  550,000
                                                   -----------

      PROJECTED INCOME BEFORE INCOME TAXES         $1,300,000

  Income taxes on projected income                 $  442,000
                                                   -----------

NET INCOME AFTER INCOME TAXES                      $  858,000
                                                   ===========

<F1> Projected figure based on the
     sale of five units at an average
     price of $120,000. per unit.
<F2> Projected figure based on the sale
     of five units at $150,000. per unit.
<F3> Projected figure based on the sale of
     ten units at an average price of
     $250,000. by year end.



                      EXHIBIT A (page 1)


                OIL RETRIEVAL SYSTEMS, INC.
                  PROJECTED BALANCE SHEET
                          AS OF
                     FEBRUARY 1, 1997


       ASSETS
Current Assets                                     $   45,000
  Cash in bank                                      1,100,000
  Inventory                                         1,000,000
                                                   -----------
    Produce research design and development         1,000,000
                                                   -----------
    Total Current Assets                           $2,145,000

Other Assets
  Invest in marketable equity
    security - Oilex International
    Investments, Inc.                              $1,250,000
  Organizational Cost                                   1,000
                                                   -----------
    Total Other Assets                              1,251,000
                                                   -----------
                                                   $3,396,000
                                                   ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Customer Deposit                                 $   60,000
                                                   -----------
Stockholders' equity
  Common stock (par value $.01, 30
    million shares authorized,
    1,515,000 shares issued                            11,510
  Additional paid-in capital                        3,324,490
                                                   -----------
          Total stockholders equity                 3,336,000
                                                   -----------
                                                   $3,396,000
                                                   ===========

                      EXHIBIT A (page 2)